Exhibit 99.9

Second Sight Medical Products, Inc. Announces $40 Million Rights Offering of Units and Two Year Extension of Warrants (EYESW) Expiration Date

– Warrants Extension is Contingent Upon $20 Million Raised in Rights Offering –

Los Angeles, CA – January 7, 2019 –Second Sight Medical Products, Inc. (NASDAQ:EYES) (“Second Sight” or the “Company”), a developer, manufacturer and marketer of implantable visual prosthetics that are intended to create an artificial form of useful vision for blind individuals, today announced a rights offering to raise $40 million. Second Sight plans to use the proceeds from the rights offering to: (i) continue gathering clinical and performance data to support safety and efficacy of Orion®; (ii) complete ongoing development of Argus® 2s, the Company’s next-generation externals and seek regulatory approvals; (iii) advance research in areas such as eye-tracking and object recognition; and (iv) for other operating and general corporate purposes.

Under the proposed rights offering:

●	Holders of our common stock on January 15, 2019, the record date, will be able to participate in the rights offering.
●	Shareholders will be entitled to invest $0.53 per share of common stock held on the record date towards purchase of units.
●	Each unit will consist of one share of common stock and one warrant to purchase one share of common stock at a strike price of $1.47.
●

The subscription price will equal the lower of (i) the closing price of our common stock on the announcement date of this rights offering, January 7, 2019, or (ii) the volume weighted average price of our common stock for the five trading day period through and including the Expiration Date, February 15, 2019 per unit.

●	Rights are non-transferrable.
●

Shareholders who fully exercise their basic subscription rights will be entitled, if available, to subscribe for additional units that are not purchased by other shareholders, on a pro rata basis and subject to ownership limitations, and on terms set forth in our prospectus supplement.

●	Rights must be exercised and funds received by February 15, 2019 and closing is expected in late February and if not then exercised will expire having no value.
●	The warrants are listed for trading on NASDAQ under the “EYESW” trading symbol.
●	No minimum amount is necessary to be received in order for us to close the rights offering.
●

The Company has agreed to extend the term of the warrants from March 14, 2022 through March 14, 2024 if the rights offering provides gross proceeds of at least $20 million, and if that amount is not obtained the original expiration date of the warrants will remain unchanged.

●	Gregg Williams, Chairman of the Board, has indicated his non-binding intention to participate in the rights offering in an amount of up to $20 million.

A shelf registration statement on Form S-3 (No. 333-221228) relating to the shares of common stock was previously filed with the Securities and Exchange Commission (the “SEC”) and declared effective on November 9, 2017. The Company plans to file with the SEC on or about January 8, 2019, a prospectus supplement, relating to and describing the terms of the rights offering, as part of the registration statement. The prospectus supplement will be available on the SEC’s website. As soon as practicable following the record date, the Company intends to mail to shareholders of record on the record date the prospectus supplement and related documents for use in exercising subscription rights. Before you invest, you should read the prospectus supplement and other documents Second Sight has filed with the SEC for more complete information about Second Sight and the rights offering.

Any person who purchases shares prior to the record date will be deemed a holder of record with respect to those shares only if the transaction has settled by the record date. The standard settlement cycle in the United States is currently the trade date plus two business days. Investors wishing to participate in the Company’s offering are encouraged to contact their broker-dealer to ensure the settlement of transactions prior to the record date.

The information in this press release is not complete and is subject to change. This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A registration statement on Form S-3 relating to these securities has been filed by the Company with the SEC. The rights offering will be made only by means of a prospectus supplement and of an accompanying base prospectus, copies of which will be mailed to eligible stockholders as of the record date. Investors should consider the Company's objectives and risks carefully before investing. The base prospectus contains this and additional information about the Company and the prospectus supplement contains this and additional information about the rights offering and should be read carefully before investing. A copy of the base prospectus and the prospectus supplement may be obtained on the website of the Securities and Exchange Commission at www.sec.gov. Questions about the rights offering and requests for copies of the prospectus relating to the rights offering may be directed to Broadridge Corporate Issuer Solutions, Inc., the Company's information agent for the rights offering, by calling 888-789-8409 (toll-free) or emailing shareholder@broadridge.com.

About Second Sight

Second Sight Medical Products, Inc. (NASDAQ: EYES) develops, manufactures and markets implantable visual prosthetics that are intended to deliver useful artificial vision to blind individuals. A recognized global leader in neuromodulation devices for blindness, the Company is committed to developing new technologies to treat the broadest population of sight-impaired individuals.

Second Sight’s Argus® II Retinal Prosthesis System is the only FDA and CE Mark approved device for treating retinitis pigmentosa, with proven implant durability of multiple years. In 2016, the Company published five year results. Today, several Argus II devices have been implanted and continue to be operational in humans for more than 10 years. The Company is developing the Orion® Visual Cortical Prosthesis which is intended to provide useful artificial vision to individuals who are blind due to various causes. The Company’s U.S. headquarters are in Los Angeles, California and European headquarters are in Lausanne, Switzerland. More information is available at www.secondsight.com.

Safe Harbor

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange and Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “goal,” or “planned,” “seeks,” “may,” “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments that Second Sight expects or anticipates will occur in the future, such as stated objectives or goals, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report, on Form 10-K, filed on March 20, 2018 and Form 10-Q, filed on November 8, 2018, and our other reports filed from time to time with the Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Investor Relations Contacts:

Institutional Investors

In-Site Communications, Inc.

Lisa Wilson, President

T: 212-452-2793

E: lwilson@insitecony.com

or

Individual Investors

MZ North America

Greg Falesnik, Managing Director

T: 949-385-6449

E: greg.falesnik@mzgroup.us

Media Contacts:
Nobles Global Communications

Laura Nobles or Helen Shik

T: 617-510-4373

E: Laura@noblesgc.com

E: Helen@noblesgc.com